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                                                                    EXHIBIT 99.2
                              DELTA BEVERAGE GROUP, INC.
                                    EXCHANGE OFFER
                                  TO HOLDERS OF ITS
                             9 3/4% SENIOR NOTES DUE 2003

                            NOTICE OF GUARANTEED DELIVERY

    As set forth in the Prospectus dated ____________, 1997 (the "Prospectus") of Delta Beverage Group, Inc. (the "Issuer") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal for the 9 3/4% Senior Notes Due 2003 (the "Initial Notes") issued pursuant to an Offering Memorandum dated December 12, 1996 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the Initial Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent (as defined below).

                  TO:  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                (the "Exchange Agent")


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
       BY REGISTERED OR CERTIFIED MAIL:                   BY OVERNIGHT COURIER:
Norwest Bank Minnesota, National Association    Norwest Bank Minnesota, National Association
          Corporate Trust Operations                     Corporate Trust Operations
                P.O. Box 1517                                  Norwest Center
         Minneapolis, MN  55480-1517                        Sixth and Marquette
                                                        Minneapolis, MN  55479-0113



                   BY HAND:                                    BY FACSIMILE:
 Norwest Bank Minnesota, National Association   Norwest Bank Minnesota, National Association
          Corporate Trust Operations                     Corporate Trust Operations
          Northstar East, 12th Floor                           (612) 667-4927
                608 2nd Avenue                             Confirm by telephone:
         Minneapolis, MN  55479-0113                           (612) 667-9764

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                 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
               AS SET FORTH ABOVE OR TRANSMITTAL OR THIS INSTRUMENT TO
                 A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                     ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



  THIS NOTICE OF GUARANTEED DELIVERY IS NOT USED TO GUARANTEE SIGNATURES. IF
  A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR
                            GUARANTEE OF SIGNATURES.


                                     Page 1                        Exhibit 99.2
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 Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.


Principal Amount                                        Sign Here
of Initial Notes
Tendered:
         ---------------------
                                   Signature(s):
                                                -------------------------------
                                                   (Authorized Signature)
Certificate Nos.
of Initial Notes
(if available):
               ---------------     --------------------------------------------

                                  Please Print or Type the Following Information

                                  Name(s):
                                          -------------------------------------

                                  ---------------------------------------------
Total Principal
Amount Represented                Address:
by Initial Note                            ------------------------------------
Certificate(s):
               ---------------    ---------------------------------------------

                                  Area Code and Telephone Number(s):
Account Number:
               ---------------    ---------------------------------------------
Dated:                 , 199
      -----------------     --


                                     Page 2                        Exhibit 99.2
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                                       GUARANTEE

                       (Not to be used for signature guarantee)

    The undersigned, a member of a recognized signature guarantee medallion program or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, will be made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.


                                  --------------------------------------
                                                 Name of Firm

                                  --------------------------------------
                                            Authorized Signature

                                  --------------------------------------
                                       Number and Street or P.O. Box

                                  --------------------------------------
                                  City           State          Zip Code

                                  --------------------------------------
                                       Area Code and Telephone No.

Dated:                    , 199
      --------------------     --

DO NOT SEND INITIAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF INITIAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.


                                     Page 3                        Exhibit 99.2